STOCK PLEDGE AGREEMENT
                             ----------------------

     This STOCK PLEDGE AGREEMENT (the "Agreement") is dated effective as of April 15, 2003, by and between NEOGENOMIC, INC, a Nevada corporation with an with an address of 1726 Medical Blvd., Suite 101, Naples, FL 34110 (the "Pledgor"), NEOGENOMICS, INC., a Florida corporation with principal place of business at 1726 Medical Blvd., Suite 101, Naples, FL 34110 (the "Company"), and MVP 3, LP, a Delaware limited liability company with an office located at 1740 Persimmon Drive Naples, FL 34109 (the "Secured Party").

     WHEREAS, the Secured Party, Pledgor and the Company have entered into a Loan and Security Agreement of even date herewith (said Loan and Security Agreement, as now existing and hereafter amended, renewed and/or restated from time to time, is hereinafter referred to as the "Loan Agreement") pursuant to which the Secured Party has agreed to provide Borrower with Loans (as defined in the Loan Agreement); and

     WHEREAS, Pledgor is the parent of the Company, and has a direct or indirect economic interest in Borrower; and

     WHEREAS, Pledgor has guaranteed the obligations of Borrower to Secured Party and has agreed to pledge the Pledge Stock (as defined in Section 1(B) below) to secure payment of the Loans and the Liabilities (as defined in the Loan Agreement); and

     WHEREAS, Pledgor, Company and Secured Party wish to set forth their respective rights and duties with respect to the Pledge Stock;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     1.     Definitions.     For  all  purposes  of  this  Agreement,  the terms
            -----------
utilized in this Agreement have the meanings set forth in the Loan Agreement unless otherwise provided in this Agreement or unless the context otherwise requires. For the purposes of this Agreement:

     (A) "Event of Default" means: (i) an Event of Default set forth in the Loan Agreement or any of the Loan Documents; or (ii) any violation by Pledgor or Company of the obligations in this Agreement subject to notice and applicable grace periods, or any representation or warranty set forth in this Agreement shall be or become false or misleading in any respect.

     (B)     "Pledge  Stock"  means:



     (i) One Hundred (100) shares of the common stock of Company, being One Hundred percent (100%) of the issued and outstanding stock of the Company (and certificates representing such shares), and all cash, securities, dividends and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any of such shares, except as provided in Paragraph 3(A)(ii);

     (ii) all additional shares of stock of any class of the Company, at any time and from time to time acquired by Pledgor in any manner, and the certificates representing such additional shares, and all cash, securities, dividends, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, except as provided in Paragraph 3(A)(ii); and

     (iii) all securities hereafter delivered hereunder to the Secured Party in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, and all cash, securities, dividends and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, except as provided in Paragraph 3(A)(ii).

     (C) "Secured Obligations" means Pledgor's and Borrower's respective obligations to the Secured Party under the Loan Agreement, Loans, Notes, Guaranties, any other documents and/or instruments now or hereafter executed in connection therewith, and any and all modifications, extensions, renewals, restatements, replacements or amendments thereof or thereto (collectively, the "Loan Documents").

     2.     Pledge  of  Pledge Stock. To secure the Secured Obligations, Pledgor
            ------------------------
hereby pledges and grants a security interest in the Pledge Stock to the Secured Party, subject to Paragraph 3 hereof.

     Simultaneously with the execution of this Agreement, Pledgor is delivering to the Secured Party certificates representing the Pledge Stock registered in the name of Pledgor, accompanied by proper instruments of assignment executed by the Pledgor so that the same shall be transferable on the books of the Issuer upon presentation by the Secured Party, and from time to time hereafter the Pledgor shall at its expense cause all the certificates, documents and other instruments evidencing, representing or otherwise comprising the Pledge Stock to be similarly delivered and registered immediately upon any of the same becoming part of the Pledge Stock.

     3.     Voting  Rights;  Dividends;  Distributions.
            ------------------------------------------

     (A) So long as no Event of Default shall have occurred and be continuing and so long as not otherwise prohibited by the Loan Documents:

     (i) The Pledgor shall be entitled to exercise any and all voting, consensual and/or corporate rights and powers relating or pertaining to the Pledge Stock or any part thereof, subject to the terms of this Agreement.

     (ii) The Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders, and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to paragraph (i) above.

     (iii) Upon the occurrence of an Event of Default, the Secured Party may at any time and from time to time (but is not required to) exercise all voting, consensual and corporate rights and powers related to the Pledge Stock.

     (B) (i) Secured Party shall be entitled to receive and retain any and all sums of money or cash payable on, derived from, made on or in respect of the Pledge Stock, including, without limitation, cash dividends payable on the Pledge Stock, cash received in redemption of any Pledge Stock and returns of capital. Any and all other non-monetary dividends, stock or liquidating dividends, distributions in property, returns of capital or other distributions made on or in respect of the Pledge Stock, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuing corporations, thereof or received in exchange for Pledge Stock or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the issuing corporation may be a party or otherwise, and any and all other non-monetary property received in exchange for or redemption of any Pledge Stock, shall be and become part of the Pledge Stock and, if received by Pledgor, shall be held in trust for the benefit of the Secured Party and shall forthwith be delivered to the Secured Party (registered in the name of Pledgor and accompanied by proper instruments of assignment executed by the Pledgor in accordance with the Secured Party's instructions) to be held subject to the terms of this Agreement.

     (ii) The Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders, and other instruments as Pledgor may request for the purpose of enabling Pledgor to receive the monetary items and dividends which it is authorized to receive and retain pursuant to paragraph (B) above.

     (iii) Any and all money paid over to or received by the Secured Party pursuant to the provisions of this paragraph (B) shall be applied towards repayment of all amounts due under the Draw Loan (as defined in the Loan Agreement) in such order as Secured Party may in its sole discretion determine, with any surplus payable to Pledgor. Any and all property paid over to or received by the Secured Party pursuant to the provisions of this paragraph (B) shall be retained by the Secured Party as part of the Pledge Stock and be applied in accordance with the provisions of this Agreement.

     4.     Remedies.
            --------

     (A) If at any time an Event of Default shall have occurred, then, in addition to having the right to exercise any right and remedy of a secured party upon default under the Uniform Commercial Code in effect in the State of Florida at the time, the Secured Party may, to the extent permitted by law, without being required to give any notice to Pledgor except as provided below:

     (i) Apply any cash held by it hereunder to the payment of all Secured Obligations.

     (ii) If there shall be no such cash or if the cash so applied shall be insufficient to pay in full all such obligations, sell the Pledge Stock, or any part thereof, at public or private sale or at any broker's board or on any securities exchange for cash, upon credit or for future delivery, and at such price or prices as the Secured Party may reasonably deem best, and the Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Pledge Stock so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

The Secured Party is authorized, at any such sale, if it deems it advisable so to do, to restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or resale of the Pledge Stock and may otherwise require that such sale be conducted subject to restrictions as to such other matters as the Secured Party may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities laws; upon any such sale the Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Pledge Stock so sold.

Each purchaser at any such sale shall hold the property sold, absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption, of Pledgor, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted. The Secured Party shall give Pledgor not less than ten (10) days' written notice of its intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale, and, in case of sale at broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledge Stock, or that portion thereof so being sold, will first be offered for sale at such board or exchange.

Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places as the Secured Party may fix in the notice of such sale. At any sale the Pledge Stock may be sold in one lot as an entirety or in parts, as the Secured Party may determine. The Secured Party shall not be obligated to make any sale pursuant to any such notice. The Secured Party may, without notice or publication, adjourn any sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledge Stock on credit or for future delivery, the Pledge Stock so sold may be retained by the Secured Party until the selling price is paid by the purchaser thereof, but the Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledge Stock so sold and, in case of any such failure, such Pledge Stock may again be sold upon like notice.

The Secured Party, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose this Agreement and sell the Pledge Stock, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

On any sale of the Pledge Stock, the Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that it may be advised by counsel is necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any governmental regulatory authority or officer or court.
Compliance with the foregoing procedures shall result in such sale or disposition being considered or deemed to have been made in a commercially reasonable manner.

     (B) Each of the rights, powers, and remedies provided herein or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Agreement or the Loan Agreement, or now or hereafter existing at law or in equity or by statute or otherwise. The exercise of any such rights, power or remedy shall not preclude the simultaneous or later exercise of any or all other such rights, powers or remedies.

     (C) The proceeds of any sale of all or any part of the Pledge Stock pursuant to this Section 4, together with all other moneys and property held as or received by the Secured Party as or in respect of the Pledge Stock, shall be applied by the Secured Party in the following order of priority:

     First, to the payment of all reasonable costs and expenses of such sale, including legal costs and attorneys' fees and expenses and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith;

     Second, to the payment of all Secured Obligations to the Secured Party at the time due and payable;

     Third, the payment of any surplus then remaining from such proceeds to Pledgor or otherwise as a court of competent jurisdiction may direct.

     5.     Registration  Requirements.  Pledgor  hereby  acknowledges  that,
            --------------------------
notwithstanding that a higher price might be obtained for the Pledge Stock at a public sale than at a private sale or sales, the making of a public sale of the Pledge Stock may be subject to registration requirements and other legal restrictions compliance with which could require such actions on the part of Pledgor, could entail such expenses and could subject the Secured Party and any underwriter through whom the Pledge Stock may be sold and any controlling person of any thereof to such liabilities, as would in the opinion of Secured Party make the making of a public sale of the Pledge Stock impractical. Accordingly, Pledgor hereby agrees that private sales made by the Secured Party in accordance with the provisions of Section 4 hereof may be at prices and on other terms less favorable to the seller than if the Pledge Stock were sold at public sale, and that the Secured Party shall not have any obligation to take any steps in order to permit the Pledge Stock to be sold at a public sale complying with the requirements of federal and state securities and similar laws, and that sale may be at a private sale provided that such sale is made at arms length and in a commercially reasonable manner. In addition, upon the request of the Secured Party, the Pledgor agrees that it will, at the direction of the Secured Party, use its best efforts to obtain any and all governmental approvals which may be necessary or desirable to enable the Secured Party to exercise any of the rights and remedies granted to Secured Party hereunder.

     6.     Fees and Expenses. The Pledgor agrees to pay all reasonable fees and
            -----------------
expenses (including, but not by way of limitation, attorneys' fees) incurred by the Secured Party in acting hereunder or in connection herewith.

     7.     Representations  and  Warranties  of Pledgor. Pledgor represents and
            --------------------------------------------
warrants  that:

     (A) The Pledge Stock being pledged is validly pledged to Secured Party. The Pledgor is the direct and beneficial owner of the Pledge Stock being pledged.

     (B) All of the shares of Pledge Stock being pledged by Pledgor have been duly and validly issued, are fully paid and nonassessable and are owned of record by Pledgor. Such shares constitute all of the issued and outstanding shares of the capital stock of the Company owned by Pledgor. Pledgor covenants and agrees that if any additional shares of capital stock of the Company of any class are acquired by Pledgor after the date hereof, the same shall constitute Pledge Stock and shall be pledged and delivered to the Secured Party simultaneously with such acquisition.

     (C) The Pledge Stock being pledged by Pledgor and the proceeds thereof are subject to no security interests, liens, charges or encumbrances (other than those granted to the Secured Party under this Agreement or any other agreement) and to no agreement purporting to grant to any third party a security interest in the Pledge Stock. Pledgor will not voluntarily sell, convey or otherwise dispose of any of the Pledge Stock, except as expressly permitted by Secured Party in writing in advance of such sale, conveyance or disposition. Pledgor will not create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or security interest whatsoever with respect to any of the Pledge Stock or the proceeds thereof, other than the security interests of the Secured Party created hereunder, liens, charges, or encumbrances arising from the Secured Party's own acts, liens for taxes, assessments and governmental charges and levies upon the Pledge Stock being contested in good faith by appropriate proceedings diligently prosecuted and with respect to which adequate reserves have been set aside on the books of Pledgor, and as otherwise provided herein. Pledgor will not consent to or approve the issuance of any additional shares of capital stock of any class of the issuer of the Pledge Stock unless concurrently therewith certificates for such shares to be owned by Pledgor are pledged, delivered to and deposited with the Secured Party.

     8.     Termination  of  Agreement  and  Return  of  Pledge  Stock. When the
            ----------------------------------------------------------
Secured Obligations are paid in full to the Secured Party and the Obligations of Pledgor and Borrower to the Secured Party hereunder are satisfied, the Secured Party shall release its rights and interests in the Pledge Stock and in this Agreement. At such time this Agreement shall terminate and the Pledge Stock then remaining, not previously applied against such Secured Obligations as provided in Paragraph 4 hereof and held by the Secured Party shall be promptly returned to Pledgor. Any Pledge Stock to be returned to Pledgor upon termination of this Agreement shall be delivered by mail or otherwise, net of any transfer taxes or other expenses in connection with such return or release, by the Secured Party to Pledgor at any office of the Pledgor (as specified by the Pledgor in writing as the place of delivery for such Pledge Stock) accompanied by a written instrument of transfer. The Secured Party shall not be deemed to have made any representation or warranty with respect to any Pledge Stock so delivered, except that such Pledge Stock is free and clear, on the date of delivery, of any and all liens, charges and encumbrances arising from Secured Party's own acts.

     9.     Company's  Acknowledgment  and  Agreement.  Company, by execution of
            -----------------------------------------
this Agreement, hereby acknowledges and agrees to be bound by the terms and conditions set forth herein. Company represents and warrants that it shall register on its books and records the restrictions contained herein with respect to any stock of the Company now or hereafter owned by Pledgor.

     10.     Further Assurances.  Pledgor and Company agree at Pledgor's expense
             ------------------
to do such acts, and to make, execute, deliver, file and record all notices, instruments, stock powers, financing or like statements as Secured Party reasonably deems necessary to vest in and assure to Secured Party its security interests in any of the Pledge Stock pledged hereunder or to give effect to the rights, powers and remedies of Secured Party hereunder.

     11.     Waiver.  No  waiver of a breach of, or default under, any provision
             ------
of this Agreement, or failure to enforce any right or privilege hereunder, shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement, or as a waiver of any of such provisions, rights, or privileges hereunder.

     12.     Benefit  and  Assignment.  This Agreement shall be binding upon and
             ------------------------
shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by Pledgor without the prior written consent of the Secured Party.

     13.     Entire Agreement: Amendment. This Agreement, together with the Loan
             ---------------------------
Agreement and the other Loan Documents, constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. This Agreement may not be changed orally, but only by an instrument in writing signed by all the parties hereto.

     14.     Headings. The headings of the Sections and subsections contained in
             --------
this Agreement are inserted for convenience only and do not form a part or affect the meaning thereof.

     15.     Miscellaneous.
             -------------

     (A) Each provision of this Agreement shall be interpreted in such manner as to be valid under applicable law, but if any provision hereof shall be invalid under applicable law, such provision shall be ineffective to the extent of such invalidity, without invalidating the remainder of such provision or the remaining provisions hereof.

     (B) This Agreement has been delivered and accepted at and shall be deemed to have been made in the State of Florida. This Agreement shall be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State of Florida and all other laws of mandatory application.

     (C) Any notice required, permitted or contemplated hereunder shall be in writing and addressed and delivered to the party to be notified as specified in the notice provisions of the Loan Agreement.

                   [BALANCE OF THIS PAGE INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be executed by one of its officers thereunto duly authorized, to be effective as of the date first set forth above.

PLEDGOR:


NEOGENOMICS,  INC.,  a  Nevada  corporation


By:
Michael  Dent,  President

COMPANY:

NEOGENOMICS,  INC.,  a  Florida  corporation



By:________________________________
   --------------------------------
Michael  Dent,  President
___  __________________________


SECURED  PARTY:

MVP  3,  L.P.,  a  Delaware  limited  partnership

By  MEDICAL  VENTURES  PARTNERS
LLC. a Delaware limited liability company, its general partner,


By:
Name:  Steven  Jones,  Member

                            IRREVOCABLE STOCK  POWER
                            ------------------------

     FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to MVP 3, LP, One Hundred (100) share(s) of the common stock of NEOGENOMICS, INC., a Florida corporation ("Company") represented by Certificate No. 002 inclusive, standing in the name of the undersigned on the books of said Company.

The undersigned does hereby irrevocably constitute and appoint Steven C. Jones, an individual residing at 1740 Persimmon Drive, Naples, FL 34109, as attorney to transfer the said stock on the books of said Company, with full power of substitution in the premises.

NEOGENOMICS,  INC.



DATED:  ____________________
By:  ________________________________
Its:  ______________________________